UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 20, 2005

CROSS TIMBERS ROYALTY TRUST

(Exact Name of Registrant as Specified in Its Charter)

Texas

(State or Other Jurisdiction of Incorporation)

1-10982	75-6415930
(Commission File Number)	(IRS Employer Identification No.)

Trust Division Royalty Trust Group Bank of America, N.A. 901 Main Street, 17th Floor P.O. Box 830650 Dallas, Texas 75283-0650	75202
(Address of Principal Executive Offices)	(Zip Code)

(877) 228-5084

(Registrant’s Telephone Number, Including Area Code)

NONE

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On May 20, 2005, the Registrant issued a news release announcing its monthly cash distribution to unitholders of record on May 31, 2005. A copy of the news release is furnished as Exhibit 99.1.

The information in this Current Report, including the news release attached hereto, is being furnished pursuant to Item 2.02 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liabilities of that Section.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits.

99.1 News Release dated May 20, 2005

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CROSS TIMBERS ROYALTY TRUST

	By:	BANK OF AMERICA, N.A., TRUSTEE FOR CROSS TIMBERS ROYALTY TRUST

Date: May 20, 2005	By:	/s/ NANCY G. WILLIS
Nancy G. Willis
Vice President

XTO ENERGY INC.

	By:	/S/ BENNIE G. KNIFFEN
Bennie G. Kniffen
Senior Vice President and Controller

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EXHIBIT INDEX

Exhibit Number and Description

99.1	News Release dated May 20, 2005

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